UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 2, 2005

_________________________________________________________________________________

EGPI FIRECREEK, INC.

_________________________________________________________________________________

(Exact name of registrant specified in charter)

Nevada	000-32507	88-0345961
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6564 Smoke Tree Lane

Scottsdale, AZ  85253

(Address of principal executive offices)  (Zip Code)

(480) 948-6581
(Registrant’s telephone number, including area code)

Energy Producers, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On September 2, 2005, shareholders owning and controlling 1,198,840 shares of the Registrant’s outstanding 1,198,840 shares of series A preferred stock elected by notice to the Registrant to convert their series A preferred automatically 1 for 1 into 1,198,840 shares of the Registrant’s common restricted stock. The original issuance of the series A preferred stock was listed in an amended current report on Form 8-K filed on September 16, 2004, incorporated by reference herein, and further listed as follows.

(*) Pursuant to majority consent of the principal Shareholders obtained on June 17th 2004, the Board of Directors of the Registrant approved for the issuance, of new Series A preferred stock, par value $0.001 per share on July 1, 2004, as consideration in behalf of the Merger Exchange Agreement with Firecreek Petroleum, Inc, which later became effective for issuance on August 2, 2004. Certain persons have recently elected to convert their preferred series A holdings to common stock, further listed below. The shares were issued pursuant to a private placement and carry a rule 144 legend. The shares were issued pursuant to an exemption from registration as provided in Section 4(2) of the Securities Act of 1933. The shares are also covered under the Registrant’s final Voting Agreement filed as exhibit 99.3 to Current Report on Form 8-K filed April 7, 2005 and incorporated herein by reference. The date for all the original Series A preferred stock issuances including those listed below is August 2, 2004. In accordance with their rights, preferences, and designations the following holders of Series A preferred stock have elected to convert each of their holdings into common stock effective as of September 2, 2005.

		Share		Fair Market
		Amount		Value
Name and Address	Date	Common Stock	Type of Consideration	of Consideration

Richard Henry Faulder	9/2/2005	99,532	Addl. Consideration in	12,441
2800 S. Hulen, Suite 200			Behalf of Agreement w/
Fort Worth, TX 76109			Firecreek Petroleum

Dr. Mousa Hawamdah	9/2/2005	32,550	Addl. Consideration in	4,069
6777 Camp Bowie Blvd., Suite 215			Behalf of Agreement w/
Fort Worth, TX 76116			Firecreek Petroleum

James Barker	9/2/2005	111,500	Addl. Consideration in	13,937
2800 S. Hulen, Suite 200			Behalf of Agreement w/
Fort Worth, TX 76109			Firecreek Petroleum

Dennis Flyer	9/2/2005	54,949	Addl. Consideration in	6,869
25 E. 10th Street			Behalf of Agreement w/
New York, NY 10003			Firecreek Petroleum

J. Michael Hester	9/2/2005	194,863	Addl. Consideration in	24,358
3719 Pebble Beach Road			Behalf of Agreement w/
Northbrook, IL 60062			Firecreek Petroleum

James Seabolt	9/2/2005	43,818	Addl. Consideration in	5,447
4712 Shadow Creek Drive			Behalf of Agreement w/
Edmond, OK 73034			Firecreek Petroleum

Byron K. Basden	9/2/2005	44,418	Addl. Consideration in	5,552
401 Balboa Street			Behalf of Agreement w/
Irving, TX 75062			Firecreek Petroleum

Sergiu Caldararu	9/2/2005	102,434	Addl. Consideration in	12,804
6777 Camp Bowie Blvd., Suite 215			Behalf of Agreement w/
Fort Worth, TX 76116			Firecreek Petroleum

Tanara Holdings Limited	9/2/2005	233,500	Addl. Consideration in	29,287
6777 Camp Bowie Blvd., Suite 215			Behalf of Agreement w/
Fort Worth, TX 76116			Firecreek Petroleum

Profitabil E-Business Srl	9/2/2005	205,000	Addl. Consideration in	25,635
6777 Camp Bowie Blvd., Suite 215			Behalf of Agreement w/
Fort Worth, TX 76116			Firecreek Petroleum

FMC Telecom, Inc.	9/2/2005	76,276	Addl. Consideration in	9,534
6045 Southwest 45th St.			Behalf of Agreement w/
Davie, FL 33314			Firecreek Petroleum

(*) $149,933 of the financing proceeds in the immediately preceding table was used primarily for consideration in behalf of the Merger Exchange Agreement with Firecreek Petroleum, Inc.

(1)   Richard Henry Faulder is not an affiliate, director, or officer of the Company.

(2)   Dr. Mousa Hawamdah is a director of the Company.

(3)   James Barker is Vice President, International Accounting for the Company.

(4)   Dennis Flyer is not an affiliate, director, or officer of the Company.

(5)   J. Michael Hester is not an affiliate, director, or officer of the Company. He is a member of the      Advisory Board.

(6)   James Seabolt is not an affiliate, director, or officer of the Company.

(7)   Byron K. Basden is not an affiliate, director, or officer of the Company.

(8)   Sergiu Caldararu is not an affiliate, director, or officer of the Company.

(9)   Tanara Holdings Limited is not an affiliate, director, or officer of the Company.

(10) Profitabil E-Business Srl is not an affiliate, director, or officer of the Company.

(11) FMC Telecom, Inc. is not an affiliate, director, or officer of the Company.

For Rights and Preferences regarding the Registrant’s Series A preferred stock please refer to Articles of Amendment to the Registrant's Articles of Incorporation (filed as Exhibit 3.6 to Registrant’s Report on Form 10-QSB for the quarter ended June 30, 2004 and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

EGPI FIRECREEK, INC.

(formerly Energy Producers, Inc.)

By:   /s/  Dennis R. Alexander

Dennis R. Alexander

Chairman and CFO

Date:  September 9, 2005

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